Summary of Significant Accounting Policies - Intangible Assets with Finite Useful lives (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Jun. 30, 2012	Jun. 30, 2011
Intangible assets with finite useful lives
Trademark and trade name		$ 2,542	$ 2,500
Customer base and lists		36,431	37,224
Non-compete agreements		7,321	7,313
Deferred financing costs		1,933	1,948
Other		1,618	1,372
Gross		49,845	50,357
Less accumulated amortization		(31,687)	(26,999)
Net	$ 20,240	$ 18,158	$ 23,358